SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 11, 2015

Ally Master Owner Trust

(Issuing Entity with respect to Securities)

Ally Wholesale Enterprises LLC

(Depositor with respect to Securities)

Ally Bank

(Sponsor with respect to Securities)

Delaware	333-190561-1	27-6449246
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Ally Wholesale Enterprises LLC 200 Renaissance Center Detroit, Michigan	48265
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (313) 656-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 and 8.01. Entry into a Material Definitive Agreement and Other Events

Ally Wholesale Enterprises LLC (the “Company”) has registered an issuance of $16,925,000,000 in principal amount of asset backed notes on Form S-3 (Registration File No. 333-190561) under the Securities Act of 1933, as amended (the “Act”) filed on August 12, 2013, as amended by Pre-Effective Amendment No. 1 on December 12, 2013 (as amended, the “Registration Statement”).

Pursuant to the Registration Statement, Ally Master Owner Trust (the “Issuing Entity”) issued $175,000,000 Class A Floating Rate Asset Backed Notes, Series 2015-1 (the “Class A Notes”) on February 11, 2015 (the “Closing Date”). The Issuing Entity also issued $12,919,000 Class B Fixed Rate Asset Backed Notes, Series 2015-1 (the “Class B Notes”), $9,396,000 Class C Fixed Rate Asset Backed Notes, Series 2015-1 (the “Class C Notes”), $7,047,000 Class D Fixed Rate Asset Backed Notes, Series 2015-1 (the “Class D Notes”), and $30,537,329 Class E Asset Backed Equity Notes, Series 2015-1 (the “Class E Notes,” and collectively with the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes, the “Notes”) on the Closing Date. Only the Class A Notes were offered publicly for sale.

This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Class A Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes were issued pursuant to the Series 2015-1 Indenture Supplement (the “Series 2015-1 Indenture Supplement”), attached hereto as Exhibit 4.1, dated as of the Closing Date, between the Issuing Entity and Wells Fargo Bank, National Association, as Indenture Trustee (the “Indenture Trustee”) to an indenture, dated as of February 12, 2010, between the Issuing Entity and the Indenture Trustee.

The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of a revolving pool of receivables arising under floorplan financing agreements between Ally Bank and a group of retail automotive dealers (such revolving pool the “Pool of Accounts”).

As of January 6, 2015, the Pool of Accounts had the characteristics described in the Prospectus Supplement dated as of February 5, 2015, filed with the Commission on February 9, 2015, pursuant to Rule 424(b) of the Act.

Item 9.01. Exhibits

Exhibit 4.1	Series 2015-1 Indenture Supplement between Ally Master Owner Trust and Wells Fargo Bank, National Association, as Indenture Trustee, dated as of February 11, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLY WHOLESALE ENTERPRISES LLC

By:	/s/ M.T. St. Charles
Name:	M.T. St. Charles
Title:	Vice President

Dated: February 17, 2015

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Series 2015-1 Indenture Supplement between Ally Master Owner Trust and Wells Fargo Bank, National Association, as Indenture Trustee, dated as of February 11, 2015.